                                  Exhibit 99.2

 Amendment No. 1 dated as of May 6, 1998 to the Receivables Purchase Agreement dated as of February 2, 1998, by and among National Bank of the Great Lakes, as Seller, Proffitt's Credit Corporation, as Purchaser, and Proffitt's, Inc., as Servicer

                       NATIONAL BANK OF THE GREAT LAKES,

                                   as Seller


                        PROFFITT'S CREDIT CORPORATION,

                                 as Purchaser


                                      and


                               PROFFITT'S, INC.,

                                  as Servicer



                        ______________________________

                                AMENDMENT NO. 1

                            dated as of May 6, 1998

                                    to the

                        RECEIVABLES PURCHASE AGREEMENT
                         dated as of February 2, 1998

                        ______________________________

     THIS AMENDMENT NO. 1 dated as of May 6, 1998 (this "Amendment") to the Receivables Purchase Agreement, dated as of February 2, 1998 (the "RPA"), is by and among National Bank of the Great Lakes, a national banking association, as seller (the "Seller"), Proffitt's Credit Corporation, a Nevada corporation, as purchaser (the "Purchaser"), and Proffitt's, Inc., a Tennessee corporation, as servicer (the "Servicer").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the parties hereto are parties to the RPA (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the
RPA);

     WHEREAS, the parties hereto are authorized by Section 9.1 of the RPA to change any of the provisions of the RPA, from time to time by an instrument in writing;

     WHEREAS, the Seller desires to sell and assign to the Purchaser from time to time the accounts receivable in the Accounts owned by the Seller and issued to customers of the Younkers Division of Proffitt's, Inc.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Master Pooling and Servicing Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Amendment to the RPA
                 --------------------

     The definition of "Department Stores" in Section 1.1 of the RPA is amended in its entirety to read as follows:

     "Department Stores" shall mean Proffitt's, Inc. (including stores operated
      -----------------
by its Younkers Division), Parisian, Inc., McRae's, Inc., G.R. Herberger's, Inc., Carson Pirie Scott & Co. and CPS Department Stores, Inc. and each department store currently or hereafter owned or operated by Proffitt's, Inc. or a subsidiary of Proffitt's, Inc. or a division of Proffitt's, Inc. or any such subsidiary, where the Bank holds, originates or acquires Accounts and Receivables for customers of such stores. For the purposes hereof "subsidiary" means all those corporations, associations, or other business entities of which Proffitt's, Inc. either (i) owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof.

     Section 2.  Representations and Warranties
                 ------------------------------

     Each of the Seller and the Purchaser represents and warrants that:

     (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

     (b) This Amendment and the RPA as amended hereby are legal, valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

     Section 3.  Conditions Precedent
                 --------------------

     This Amendment shall become effective as of its date, provided that the Seller shall have obtained the prior written consent of the Agent and each Senior Class Agent to the substance and form hereof pursuant to Section 3.3(l) of the Certificate Purchase Agreement dated as of August 21, 1997 among Proffitt's Credit Corporation, Proffitt's, Inc., Enterprise Funding Corporation, Receivables Funding Corporation, NationsBank, N.A., and Bank of America National Trust and Savings Association.

     Section 4.  Miscellaneous
                 -------------

     (a)  Applicability of the RPA
          ------------------------

     In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the RPA are hereby ratified, approved and confirmed.

     (b)  Headings
          --------

     The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (c)  Counterparts
          ------------

     This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

     (d)  Governing Law
          -------------

     THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 NATIONAL BANK OF THE GREAT LAKES,
                                 as Seller


                                 By:   /s/ Douglas E. Coltharp
                                     ---------------------------
                                     Name:  Douglas E. Coltharp
                                     Title: Executive Vice President
                                            & Chief Financial Officer


                                 PROFFITT'S CREDIT CORPORATION,
                                 as Purchaser


                                 By:   /s/ James S. Scully
                                     ---------------------------
                                     Name:  James S. Scully
                                     Title:     Vice President and Treasurer


                                 PROFFITT'S, INC.,
                                 as Servicer


                                 By:   /s/ James S. Scully
                                     -------------------
                                     Name:  James S. Scully
                                     Title:     Vice President and Treasurer